UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-22046

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Stockholders

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

Ticker Symbol: DRP

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Other Information

click here Dividend Reinvestment and Cash Purchase Plan

click here Directors and Officers

click here Account Management Resources

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. In addition, investing in foreign securities presents greater risks than investing in domestic securities, such as currency fluctuations and political and economic changes and market risks. This may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Average Cumulative Returns as of 12/31/07
Life of Fund*
Based on Net Asset Value(a)	-10.16%
Based on Market Value(a)	-26.34%
UBS Global Real Estate Investors (US Hedged) Index(b)	-13.49%
Lipper Closed-End Real Estate Funds Category(c)	-17.12%

Sources: UBS and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
As of 12/31/07
Net Asset Value	$ 16.46
Market Price	$ 14.13

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Period ended 12/31/07: Income Dividends	$ .67
* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Portfolio Management Review

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the investment advisor for the fund.

Pursuant to investment subadvisory agreements between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "subadvisors"), these entities act as subadvisors to the fund. The subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As subadvisors, under the supervision of the fund's Board of Directors, DIMA and RREEF, the subadvisors manage the fund's investments in specific foreign markets. RREEF allocates and reallocates as it deems appropriate, the fund's assets among the sub-advisors.

RREEF Global Advisers Limited manages stock selection decisions for the European portion of the fund's portfolio and for the emerging markets portion in Africa. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2007.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 16 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2007.

Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.

Over 11 years of investment industry experience.

BS, University of Southern California.

John Hammond

Managing Director of Deutsche Asset Management and of RREEF, and Portfolio Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2007.

Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.

Over 15 years of investment industry experience.

BSc, University of Reading, UK.

Daniel Ekins

Managing Director of Deutsche Asset Management and of RREEF, and Portfolio Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2007.

Over 21 years of investment industry experience.

BS, University of South Australia.

William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2007.

Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.

Over 10 years of investment industry experience.

MBA, Hong Kong University of Science & Technology.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior portfolio manager for Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2007.

BA and MBA, University of Miami.

In the following interview, Portfolio Manager John F. Robertson discusses the investment process of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. as well as the outlook for the fund and its positioning within the four regions of the global real estate market. The fund commenced operations on June 27, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform over the initial operating period?

A: Following the global Real Estate Investment Trust (REIT) market's impressive performance early in 2007, especially in Asia, most real estate prices endured a sharp correction over the remainder of the period based initially on fears of rising global interest rates and — later in the year — concern over the effects of the subprime mortgage "contagion" on the office market, REITs in general and the global economy. For its abbreviated year ended December 31, 2007, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. returned -10.16%. (Past performance is no guarantee of future results. Please see page 4 for more complete performance information.) For the same period, the fund's benchmark, the UBS Global Real Estate Investors (US Hedged) Index returned -13.49%.1 Based on market price, the fund posted a -26.34% return. The fund had a closing value of $14.13 per share based on market price ($16.46 per share based on net asset value) as of December 31, 2007.

1 The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Would you describe the investment process that the portfolio team uses?

A: In constructing the fund's investment portfolio, the managers employ a disciplined two-step process: First, they select sectors and geographic regions in which to invest, and determine the degree of representation of these sectors and regions through a systematic evaluation of public and private property market trends and conditions. Second, the managers use an in-house valuation process to identify investments that they believe have superior income and growth potential relative to other similar real estate issues. This process examines several factors, including property values of the issuer's holdings, a company's capital structure and its management and strategy.

Consistent with the investment objective of high current income, the fund will employ a global tactical asset allocation strategy to seek to generate additional return. This strategy, which we call iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, primarily futures, forward and swap contracts, and the return from these holdings is expected to have a low correlation to the fund's real estate securities holdings.

The managers seek to identify global real estate investments that they believe will provide superior returns, focusing on companies with strong cash flow growth potential and the capacity for sustained dividend increases. To find these issuers, the investment team tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes the performance of various property types within those regions.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Asia and Australia?

A: Asia was the top-performing region for the period, driven by solid performance within Japan and Singapore earlier in the year, and then by the bubbling Hong Kong market. Investors believe the latest round of US interest rate cuts will help Hong Kong real estate securities, and the opening of Hong Kong's Hang Seng Index (which includes Asian Real Estate Investment Trusts and REIT equivalents) to mainland Chinese investors has been extremely positive.2 Hong Kong investors are also taking advantage of the explosive growth occurring in mainland China real estate. Singapore real estate shares enjoyed a sharp run-up earlier in 2007 and then pulled back as investors took profits. In addition, government officials in Singapore have been taking measures to prevent the country's economy from overheating and sparking excess inflation.

2 The Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. These 40 companies represent about 65% of capitalization of the Hong Kong Stock Exchange.

In North America, merger and acquisition activity that had long supported the region's real estate market carried over into January 2007, but from the summer through the end of the year it came to a standstill. Problems in the subprime mortgage area negatively affected this market, as worries that subprime defaults would hurt the Orange County, California office market spread to New York City and then throughout the region. June was an especially difficult month as many investors in the broader US stock market rotated out of REITs. As the region suffered through a tough fourth quarter, many worried that underlying commercial real estate property values in the United States would fall significantly.

The Australian market performed steadily for the first nine months of the year, with the fund's position there also benefiting from currency fluctuations. However, in the fourth quarter, the disclosure by the Australian shopping center developer Centro Properties Group that it had been unable to refinance $2.7 billion of its short-term debt sent the company's shares — and the Australian market — plummeting. Market reaction was extreme because there had been no hint of any problem with the company's debt rollover capability. We liquidated the fund's position in Centro Properties (one of the fund's largest individual detractors from performance during this period) following its disappointing earnings announcement.

The weakest regional performance during the period came from Europe. Germany offered an initial positive note, as the approval in January of REIT structure ("G-REIT") legislation by the German Parliament boosted the country's real estate market. However, in the second half of the year, the UK market was hit hard due to investor concern over the extent of UK financial companies' possible subprime exposure, which in turn negatively affected London office space. In continental Europe, the subprime "contagion" took its toll, along with worries that a slowing global economy would negatively affect real estate investments.

One of the top individual performers for the fund over the period was New World Development Co., Ltd.*, a diversified Real Estate Investment Trust from Hong Kong. The company has been a leader among real estate securities firms benefiting from strong growth in China.

* As of December 31, 2007, the position was sold.

Q: What is your positioning and outlook concerning the global REIT market in the coming months?

A: Among the four main regions of the world for real estate investment, we continue to significantly overweight Asia and plan to strategically add to our positions in North America.3 We believe that Asia remains in a virtuous cycle in terms of its attractiveness to investors outside the region: Though Singapore has suffered a pullback, we believe that Asia regionally and Hong Kong in particular continue to exhibit the potential for strong growth. In North America, we are selectively adding US REITs, keeping in mind that heavily discounted REIT prices there may not be as attractive as they currently seem, given sliding underlying real estate values.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In Europe, we are maintaining a slight underweight compared with the benchmark, as negative market sentiment continues to prevail in the UK and continental Europe. We are also underweight Australia, a slower-moving market. Earnings could be respectable within Australia in the coming months, but we still believe that real estate investment opportunities there are not as compelling.

The outlook for the real estate market worldwide is guarded at present, as uncertainty over the extent of subprime exposure for banks and investment firms has sparked persistent financial market volatility. Fundamental factors (e.g., rent growth rates for office REITs) continue to be positive in most regions of the world, but are being overshadowed at present by signs of a possible economic slowdown in the United States. We believe that recent real estate securities' market volatility represents an overreaction, and continue to be excited about growth prospects for real estate securities in regions worldwide, especially in Asia.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/07

Common Stocks	82%
Preferred Stocks	7%
Closed End Investment Companies	5%
Government & Agency Obligations	3%
Cash Equivalents	3%
100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/07

Diversified	49%
Shopping Centers	14%
Office	14%
Industrials	5%
Apartments	4%
Hotels	4%
Health Care	3%
Regional Malls	2%
Storage	2%
Leisure Equipment & Products	2%
Retail	1%
100%
Geographical Diversification (As a % of Common Stocks)	12/31/07

North America	20%
Asia	38%
Europe	25%
Australia	17%
100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (26.2% of Net Assets)	Country	Percent
1. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	4.1%
2. CapitalMall Trust Acquires shopping centers	Singapore	4.0%
3. Ascendas Real Estate Investment Trust Property trust constituted by a trust deed	Singapore	3.3%
4. Suntec Real Estate Investment Trust Is an investor in income-producing real estate properties	Singapore	3.0%
5. Mapeley Ltd Owns and operates commercial properties	United Kingdom	2.3%
6. Unibail-Rodamco Leases and rents building space and finances real estate	France	2.2%
7. Champion Real Estate Investment Trust Invests in a wide range of real estate properties, including offices and retail	Hong Kong	1.9%
8. H&R Real Estate Investment Trust Holds interests in office, industrial and retail properties	Canada	1.9%
9. Japan Real Estate Investment Corp. Invests in securitized real estate products	Japan	1.9%
10. Nippon Building Fund, Inc. Invests in real estate and Securitized real estate products	Japan	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 81.1%
Australia 13.7%
Abacus Property Group	866,100	1,324,833
Aspen Group	887,836	1,785,760
Australand Property Group	748,514	1,519,099
Australian Education Trust (Unit)	943,885	1,308,113
Babcock & Brown Japan Property Trust (Unit)	688,391	842,251
CFS Retail Property Trust (Unit)	334,332	684,949
Compass Hotel Group Ltd.*	1,781,339	1,529,101
Goodman Group	545,155	2,346,087
GPT Group	450,091	1,588,993
ING Industrial Fund (Unit)	1,292,707	2,872,807
ING Real Estate Community Living Group (Unit)	2,054,101	2,186,615
ING Real Estate Entertainment Fund (Unit)	1,049,089	1,127,859
Macquarie Leisure Trust Group	850,845	2,602,870
MFS Diversified Group	2,396,729	1,807,822
Stockland	248,553	1,829,564
Valad Property Group	736,840	830,457
Westfield Group	33,251	609,255
(Cost $28,121,191)		26,796,435
Belgium 1.5%
Befimmo SCA	9,000	954,813
Cofinimmo	5,000	938,841
Warehouses De Pauw SCA	15,000	997,414
(Cost $2,884,550)		2,891,068
Canada 5.0%
Canadian Real Estate Investment Trust	104,400	3,066,575
H&R Real Estate Investment Trust (Unit)	182,000	3,658,625
Morguard Real Estate Investment Trust (Unit)	79,100	1,037,889
Primaris Retail Real Estate Investment Trust	103,800	1,924,657
(Cost $9,918,740)		9,687,746
China 0.7%
Guangzhou R&F Properties Co., Ltd. "H" (Cost $1,292,423) (h)	410,000	1,443,253
Finland 1.3%
Sponda Oyj (Cost $2,968,815)	217,000	2,578,589
France 5.6%
Fonciere des Murs	30,000	1,007,198
Fonciere des Regions	14,000	1,762,415
Mercialys	30,000	1,143,323
Societe de la Tour Eiffel	20,000	2,745,165
Unibail-Rodamco	19,900	4,331,704
(Cost $12,098,523)		10,989,805
Germany 0.5%
IVG Immobilien AG (Cost $1,150,457)	30,000	1,015,339
Greece 0.3%
Eurobank Properties Real Estate Investment Co. (Cost $983,770)	44,100	585,413
Hong Kong 7.0%
Champion Real Estate Investment Trust	6,500,000	3,798,407
Kerry Properties Ltd.	240,000	1,924,726
The Link REIT	3,690,000	7,996,825
(Cost $13,624,653)		13,719,958
Japan 6.9%
AEON Mall Co., Ltd.	40,300	1,057,836
Japan Real Estate Investment Corp.	296	3,658,505
Mitsubishi Estate Co., Ltd.	77,000	1,845,759
Nippon Building Fund, Inc.	230	3,219,933
Nippon Commercial Investment Corp.	439	1,935,359
Nomura Real Estate Office Fund, Inc.	200	1,880,965
(Cost $14,138,196)		13,598,357
Malaysia 0.8%
SP Setia Bhd. (Cost $1,821,718)	1,050,000	1,575,656
Netherlands 2.6%
Corio NV	25,000	2,012,301
Eurocommercial Properties NV (CVA)	42,500	2,181,938
Wereldhave NV	7,750	843,144
(Cost $5,193,876)		5,037,383
Singapore 15.7%
Ascendas India Trust	1,347,000	1,199,159
Ascendas Real Estate Investment Trust	3,810,000	6,482,217
Ascott Residence Trust	950,000	949,931
CapitaCommercial Trust	1,000,000	1,699,660
Capitaland Ltd.	549,000	2,360,481
CapitaMall Trust	3,330,000	7,918,534
CDL Hospitality Trusts	762,000	1,242,072
Lippo-Mapletree Indonesia Retail Trust*	1,400,000	646,775
Mapletree Logistics Trust	3,250,000	2,450,615
Suntec Real Estate Investment Trust	4,880,000	5,793,966
(Cost $34,695,833)		30,743,410
Sweden 0.8%
Fabege AB	100,000	1,013,114
Klovern AB	127,500	499,461
(Cost $1,645,356)		1,512,575
United Kingdom 7.6%
Big Yellow Group PLC	93,750	810,720
Dawnay, Day Treveria PLC	1,000,000	1,182,604
Derwent London PLC	29,693	828,689
Equest Balkan Properties PLC	412,500	665,453
Great Portland Estates PLC	69,671	660,246
Land Securities Group PLC	51,482	1,530,919
London & Stamford Property Ltd.*	380,000	763,993
Mapeley Ltd.	150,000	4,493,476
Northern European Properties Ltd.	1,510,400	1,563,622
Segro PLC	188,529	1,750,613
Workspace Group PLC	123,750	664,522
(Cost $19,520,258)		14,914,857
United States 11.1%
Ashford Hospitality Trust (REIT)	158,600	1,140,334
BioMed Realty Trust, Inc. (REIT)	77,100	1,786,407
BRE Properties, Inc. (REIT)	9,100	368,823
DCT Industrial Trust, Inc. (REIT)	84,100	782,971
Developers Diversified Realty Corp. (REIT)	23,500	899,815
Extra Space Storage, Inc. (REIT)	66,300	947,427
Home Properties, Inc. (REIT)	30,900	1,385,865
Host Hotels & Resorts, Inc. (REIT)	71,550	1,219,212
Inland Real Estate Corp. (REIT)	93,700	1,326,792
Liberty Property Trust (REIT)	32,900	947,849
Mack-Cali Realty Corp. (REIT)	52,350	1,779,900
Omega Healthcare Investors, Inc. (REIT)	59,100	948,555
Parkway Properties, Inc. (REIT)	41,100	1,519,878
Pennsylvania Real Estate Investment Trust (REIT)	34,800	1,032,864
Senior Housing Properties Trust (REIT)	56,950	1,291,626
Simon Property Group, Inc. (REIT)	25,450	2,210,587
UDR, Inc. (REIT)	111,600	2,215,261
(Cost $26,307,650)		21,804,166
Total Common Stocks (Cost $176,366,009)		158,894,010

Closed-End Investment Companies 4.6%
Canada 1.0%
Calloway Real Estate Investment Trust (Cost $2,106,074)	84,200	2,089,324
Netherlands 1.8%
Nieuwe Steen Investments NV	100,000	2,579,778
Vastned Offices/Industrial NV	26,250	881,879
(Cost $3,788,452)		3,461,657
United Kingdom 1.8%
Eurocastle Investment Ltd. (Cost $5,175,173)	145,000	3,531,243
Total Closed-End Investment Companies (Cost $11,069,699)		9,082,224

Preferred Stocks 6.8%
United States Real Estate Investment Trusts ("REITs") 6.8%
Apartment Investment & Management Co., 8.0%, Series V	7,200	147,816
Ashford Hospitality Trust, 8.45%, Series D	43,350	800,349
BioMed Realty Trust, Inc., 7.375%, Series A	153,200	3,132,940
Corporate Office Properties Trust, 7.625%, Series J	46,400	948,880
Digital Realty Trust, Inc., 7.875%, Series B	18,800	416,420
Kilroy Realty Corp., 7.50%, Series F	18,600	409,200
LaSalle Hotel Properties, 7.25%, Series G	39,300	678,318
PS Business Parks, Inc., 6.70%, Series P	26,600	504,336
Public Storage, 6.625%, Series M	50,300	955,700
Public Storage, 7.25%, Series K	46,900	987,245
Regency Centers Corp., 7.25%, Series D	31,000	638,600
SL Green Realty Corp., 7.625%, Series C	31,100	707,214
Tanger Factory Outlet Centers, Inc., 7.50%, Series C	69,700	1,534,097
Taubman Centers, Inc., 7.625%, Series H	12,300	292,740
Taubman Centers, Inc., 8.0%, Series G	18,400	435,160
Vornado Realty Trust, 6.625%, Series I	17,400	343,998
Vornado Realty Trust, 6.75%, Series H	17,100	352,773
Total Preferred Stocks (Cost $16,107,863)		13,285,786

Rights 0.0%
Malaysia
SP Setia Bhd.* (Cost $0)	175,000	22,226
	Principal Amount ($)	Value ($)

Government & Agency Obligations 3.2%
US Treasury Obligations
US Treasury Bills:
2.72%**, 1/17/2008 (a)	163,000	162,803
2.66%**, 1/17/2008 (a)	91,000	90,893
2.52%**, 1/17/2008 (a)	83,000	82,907
2.93%**, 1/17/2008 (a)	69,000	68,910
3.7%**, 1/17/2008 (a)	5,906,000	5,899,753
2.579%**, 1/17/2008 (a)	5,000	4,994
Total Government & Agency Obligations (Cost $6,310,260)		6,310,260
	Shares	Value ($)

Cash Equivalents 2.8%
Cash Management QP Trust, 4.67% (b) (Cost $5,558,402)	5,558,402	5,558,402
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,412,233)+	98.5	193,152,908
Other Assets and Liabilities, Net	1.5	2,897,141
Net Assets	100.0	196,050,049

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $217,147,069. At December 31, 2007, net unrealized depreciation for all securities based on tax cost was $23,994,161. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,954,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,948,878.
(a) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
CVA: Certificaten Van Aandelen
REIT: Real Estate Investment Trust.

At December 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	3/19/2008	312	35,554,323	35,377,875	(176,448)
DJ Euro Stoxx 50 Index	3/20/2008	20	1,275,861	1,296,838	20,977
EOE Dutch Index	1/18/2008	31	4,595,305	4,686,003	90,698
Hang Seng Index	1/30/2008	42	7,427,624	7,516,736	89,112
S&P 500 Index	3/19/2008	25	9,158,857	9,232,500	73,643
S&P/MIB Index	3/20/2008	9	2,558,079	2,560,766	2,687
SPI 200 Index	3/20/2008	12	1,644,016	1,672,159	28,143
United Kingdom Treasury Bond	3/27/2008	122	26,761,773	26,769,713	7,940
Total unrealized appreciation					136,752

At December 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	3/19/2008	40	4,689,810	4,657,581	32,229
10 Year Federal Republic of Germany Bond	3/6/2008	234	39,449,566	38,697,167	752,399
10 Year Australian Treasury Bond	3/17/2008	186	15,995,270	15,954,563	40,707
CAC 40 Index	1/18/2008	2	162,574	164,349	(1,775)
DAX Index	3/20/2008	3	879,136	893,075	(13,939)
FTSE 100 Index	3/20/2008	44	5,565,938	5,653,703	(87,765)
2 Year Federal Republic of Germany Bond	3/6/2008	292	44,430,483	44,124,181	306,302
IBEX 35 Index	1/18/2008	14	3,138,136	3,092,924	45,212
Russell E Mini 2000 Index	3/20/2008	32	2,383,278	2,471,040	(87,762)
S&P/TSE 60 Index	3/19/2008	16	2,553,378	2,637,621	(84,243)
TOPIX Index	3/14/2008	35	4,927,570	4,605,469	322,101
Total unrealized appreciation					1,223,466

At December 31, 2007, open forward foreign currency exchange contracts were as follows:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	2,428,000	EUR	1,674,517	1/4/2008	20,414
GBP	5,495,000	USD	10,964,174	1/31/2008	35,551
USD	4,099,901	CAD	4,145,000	3/19/2008	102,731
DKK	60,462,000	USD	11,912,286	3/19/2008	49,229
HKD	149,717,000	USD	19,263,143	3/19/2008	5,600
USD	7,785,295	NOK	42,461,000	3/19/2008	17,162
USD	32,413,673	SGD	46,465,000	3/19/2008	29,988
SEK	64,449,000	USD	10,075,351	3/19/2008	98,620
Total unrealized appreciation					359,295

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	31,504,000	USD	27,072,100	1/31/2008	(542,423)
CAD	11,337,000	USD	11,325,674	1/31/2008	(165,887)
EUR	24,102,000	USD	34,730,843	1/31/2008	(527,498)
HKD	114,216,000	USD	14,664,698	1/31/2008	(1,318)
JPY	1,748,482,000	USD	15,494,340	1/31/2008	(210,777)
MYR	4,830,000	USD	1,444,767	1/31/2008	(17,031)
SGD	43,594,000	USD	29,948,814	1/31/2008	(407,010)
SEK	9,698,000	USD	1,476,553	1/31/2008	(24,418)
USD	8,719,841	AUD	9,880,000	3/19/2008	(87,822)
USD	24,457,381	EUR	16,649,000	3/19/2008	(97,875)
JPY	2,510,571,000	USD	22,661,651	3/19/2008	(5,812)
USD	1,701,860	NZD	2,189,000	3/19/2008	(32,774)
USD	15,774,418	GBP	7,730,000	3/19/2008	(420,133)
CHF	27,462,000	USD	24,356,541	3/19/2008	(10,496)
Total unrealized depreciation					(2,551,274)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro Currency
GBP Pound Sterling
HKD Hong Kong Dollar
JPY Japanese Yen
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $209,853,831)	$ 187,594,506
Investment in Cash Management QP Trust (cost $5,558,402)	5,558,402
Total investments, at value (cost $215,412,233)	193,152,908
Cash	537,378
Foreign currency, at value (cost $8,946,901)	8,956,356
Receivable for foreign currency	448,000
Deposit with broker on open futures contracts	1,691,421
Receivable for variation margin on open futures contracts	1,663,440
Unrealized appreciation on forward foreign currency exchange contracts	359,295
Interest receivable	21,449
Dividends receivable	976,386
Foreign taxes recoverable	19,692
Due from Advisor	18,030
Other assets	7,014
Total assets	207,851,369
Liabilities
Payable for currency purchased	3,732,967
Payable for investments purchased	5,247,400
Unrealized depreciation on forward foreign currency exchange contracts	2,551,274
Accrued management fee	151,455
Other accrued expenses and payables	118,224
Total liabilities	11,801,320
Net assets at value	$ 196,050,049
Net Assets Consist of
Accumulated distributions in excess of net investment income	(5,458,015)
Net unrealized appreciation (depreciation) on: Investments	(22,259,325)
Futures	1,360,218
Foreign currency	(2,206,647)
Accumulated net realized gain (loss)	(2,380,207)
Paid-in capital	226,994,025
Net assets at value	$ 196,050,049
Net Asset Value
Net Asset Value per common share ($196,050,049 ÷ 11,911,396 outstanding shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 16.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 27, 2007 (commencement of operations) to December 31, 2007
Investment Income
Income:
Dividends (net of foreign taxes withheld of $487,129)	$ 4,202,071
Interest	151,994
Interest — Cash Management QP Trust	259,234
Total income	4,613,299
Expenses: Management fee	963,627
Administration fee	107,070
Stock Exchange listing fees	11,668
Services to shareholders	10,750
Custodian fee	68,150
Professional fees	61,705
Directors' fees and expenses	1,987
Reports to shareholders	37,749
Other	17,845
Total expenses	1,280,551
Net investment income	3,332,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,643,484)
Capital gains dividends received	178,950
Futures	5,628,112
Foreign currency	(6,358,088)
(3,194,510)
Change in net unrealized appreciation (depreciation) on: Investments	(22,259,325)
Futures	1,360,218
Foreign currency	(2,206,647)
(23,105,754)
Net gain (loss)	(26,300,264)
Net increase (decrease) in net assets resulting from operations	$ (22,967,516)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2007+
Operations: Net investment income	$ 3,332,748
Net realized gain (loss)	(3,194,510)
Change in net unrealized appreciation (depreciation)	(23,105,754)
Net increase (decrease) in net assets resulting from operations	(22,967,516)
Distributions to shareholders from: Net investment income	(7,976,460)
Fund share transactions: Offering costs from issuance of common shares	(475,000)
Proceeds from shares sold	226,812,501
Reinvestment of distributions	556,524
Net increase (decrease) in net assets from Fund share transactions	226,894,025
Increase (decrease) in net assets	$ 195,950,049
Net assets at beginning of period (initial capital)	100,000*
Net assets at end of period (including accumulated distributions in excess of net investment income of $5,458,015)	$ 196,050,049
Other Information
Shares outstanding at beginning of period	5,236**
Shares issued	11,875,000
Shares issued to shareholders in reinvestment of distributions	31,160
Shares outstanding at end of period	11,911,396
+ For the period from June 27, 2007, (commencement of operations) to December 31, 2007.
* Seed Capital.
** Shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Period Ended December 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10[b]
Income (loss) from investment operations: Net investment income[c]	0.29
Net realized and unrealized gain (loss)	(2.22)
Total from investment operations	(1.93)
Offering costs charged to paid-in capital	(.04)
Less distributions from: Net investment income	(.67)
Net asset value, end of period	$ 16.46
Market price, end of period	$ 14.13
Total Return
Based on net asset value (%)[d]	(10.16)**
Based on market price (%)[d]	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (000s)	196
Ratio of expenses (%)	1.20*
Ratio of net investment income (%)	3.11*
Portfolio turnover rate (%)	24**
[a] For the period from June 27, 2007 (commencement of operations) to December 31, 2007.
[b] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 100,000,000 shares of a par value of $0.01 each, all of which are initially classified as Common Stock. On June 27, 2007, the Fund issued an aggregate of 11,125,000 shares of Common Stock, par value $.01 per share, pursuant to the initial public offering thereof. On July 26, 2007 and August 15, 2007, the Fund issued additional shares of Common Stock of 500,000 and 250,000, respectively, in connection with partial exercises by the underwriter of the over-allotment option.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and where appropriate, deferred foreign taxes.

From November 1, 2007 through December 31, 2007, the Fund incurred approximately $2,391,000 of net realized capital losses and approximately $5,921,000 of passive foreign investment companies losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2008.

The Fund has reviewed the tax positions as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is usually declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies and securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation) on investments	$ (23,994,161)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended December 31,
2007
Distributions from ordinary income*	$ 6,423,948
Distributions from long-term capital gains	$ 1,552,512
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs of approximately $475,000 were incurred during the period in connection with the initial offering of shares of Common Stock and were charged directly to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from June 27, 2007 (commencement of operations) to December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $252,923,561 and $47,972,489, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the period ended December 31, 2007, the Administration Fee was $107,070, of which $16,828 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $8,830, of which $3,788 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Fund. For the period ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,075, of which $5,235 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

Effective January 4, 2008, the Fund entered into a Line of Credit facility. The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have their prices more volatile than those of comparable securities of issuers in the United States of America.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 27, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 29, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund reported distributions of $0.13 per share to common shareholders during the year ended December 31, 2007, of which approximately 96% represents 15% rate gains and approximately 4% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $1,708,000 as capital gain dividends for the year ended December 31, 2007, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of May 24, 2007, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's Chief Executive Officer and Chief Financial Officer that relate to the fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc.* (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Each shareholder who has elected in writing to not participate in the Plan will receive all distributions in cash. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value; or (b) 95% of the market price. If the market price per share of the Fund's common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the common stock of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 West 10th Street
Kansas City, MO 64105
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's common stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the stockholder.

Non-US stockholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US stockholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such stockholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the stockholder is incorrect; (iii) the IRS notifies the Fund that the stockholder is subject to back-up withholding; or (iv) the stockholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate stockholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Stockholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's stockholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS open-end funds and most DWS closed-end funds are overseen by one of two boards of directors (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS mutual fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund.
To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates. Independent Board Members of the New York Board do not receive benefits under any pension or retirement plan. However, the New York Board has determined that it would be appropriate to provide those three Independent Board Members who agreed to resign prior to the Board's normal retirement date with a retirement agreement, the terms of which include a one-time benefit. As DIMA, the Funds' investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the full cost of this one-time benefit (which for each retiring Independent Board Member will equal his annual compensation immediately preceding the Consolidation Date multiplied by the lesser of (i) two; or (ii) the number of years (or portion thereof) from the Consolidation Date to his normal retirement date). As consideration for this benefit, each retiring Independent Board Member has agreed not to serve on the board of another mutual fund without prior consent for a specified period. In addition, pursuant to an agreement between each retiring Independent Board Member, the New York Funds and DIMA, each retiring Independent Board Member has received certain assurances regarding continuation of insurance and indemnification rights.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

Account Management Resources

Automated Information Line	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder.com/alerts

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T100
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

Notes

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ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$50,000	$0	$0	$0
2006*	n/a	n/a	n/a	$0

* Fund commences operations on June 27, 2007.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Keith R. Fox (Chairman), Kenneth C. Froewiss, Richard J. Herring, Granham E. Jones, Philip Saunders, Jr., William N. Searcy, and Jean Gleason Stromberg.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

•	Joined RREEF in 1997, Deutsche Asset Management 2002 and the fund in 2007.
•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
•	Over 16 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2007.
•	Prior to that, Principal at KG Redding and Associates, March 2004–September 2004.

•	Prior to that, Managing Director of RREEF from 1996–March 2004 and Deutsche Asset Management from 2002–March 2004.
•	Over 11 years of investment industry experience.
•	BS, University of Southern California.

John Hammond

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the fund in 2007.
•	Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
•	Over 15 years of investment industry experience.
•	BSc, University of Reading, UK.

Daniel Ekins

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the fund.

•	Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 2007.
•	Over 21 years of investment industry experience.
•	BS, University of South Australia.

William Leung

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2000 and the fund in 2007.
•	Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
•	Over 10 years of investment industry experience.
•	MBA, Hong Kong University of Science & Technology.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
•	Global Head of Quantitative Strategies Portfolio Management: New York.
•	Joined the fund in 2007.
•	BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

•	Senior portfolio manager for Quantitative Strategies Portfolio Management: New York.
•	Joined the fund in 2007.
•	BA and MBA, University of Miami.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John F. Robertson	$0	$500,001 - $1,000,000
John W. Vojticek	$0	$10,001 - $50,000
John Hammond	$0	$0
Daniel Ekins	$0	$0
Willian Leung	$0	$0
Robert Wang	$0	$100,001 - $500,000
Thomas Picciochi	$0	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	9	$4,865,270,797	-	$0
John W. Vojticek	9	$3,689,287,525	-	$0
John Hammond	4	$298,000,000	-	$0
Daniel Ekins	3	$468,785,126	-	$0
Willian Leung	3	$195,483,397	-	$0
Robert Wang	42	$14,194,552,756	-	$0
Thomas Picciochi	9	$5,129,834,147	-	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	6	$506,273,633	4	$232,537,345
John W. Vojticek	6	$467,780,429	4	$232,537,345
John Hammond	9	$455,000,000	3	$78,000,000
Daniel Ekins	6	$396,309,342	1	$29,476,521
Willian Leung	6	$73,933,663	1	$8,379,586
Robert Wang	27	$974,093,507	4	$539,680,217
Thomas Picciochi	6	$588,157,482	4	$539,680,217

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
John F. Robertson	45	$4,171,262,666	8	$569,569,628
John W. Vojticek	45	$3,207,721,720	8	$569,569,628
John Hammond	13	$285,000,000	1	$52,200,000
Daniel Ekins	19	$1,901,671,676	2	$144,527,498
Willian Leung	19	$1,083,952,855	2	$105,505,073
Robert Wang	46	$8,973,891,924	8	$232,996,736
Thomas Picciochi	11	$862,134,197	8	$232,996,736

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

June 27* through June 30	0	$0	n/a	n/a
July 1 through July 31	0	$0	n/a	n/a
August 1 through August 31	0	$0	n/a	n/a
September 1 through September 30	0	$0	n/a	n/a
October 1 through October 31	0	$0	n/a	n/a
November 1 through November 30	0	$0	n/a	n/a
December 1 through December 31	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

* The Fund commenced operations on June 27, 2007.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008